ICP Solar Technologies Inc.

Consolidated Interim Balance Sheets
(Expressed in U.S. Funds)

(Unaudited)

	July 31, 2006	January 31, 2006

Assets
Current
Accounts receivable	$1,261,563	$1,477,560
Income taxes recoverable	639,030	679,265
Inventories	1,409,343	1,651,574
Prepaid expenses	124,507	137,648
	3,434,443	3,946,047

Property and Equipment	727,909	931,022

	$4,162,352	$4,877,069
Liabilities
Current
Bank indebtedness	1,181,884	1,260,730
Accounts payable and accrued liabilities	130,688	1,915,148
Current portion of government grants payable	215,542	193,469
Current portion of obligation under capital lease	43,054	42,939
Loan payable, director	691,303	651,689
Loan payable	1,500,000	-
	3,762,471	4,063,975

Government Grants Payable	27,000	47,509

Obligation Under Capital Lease	19,015	42,939

Retractable Shares	-	2,681,667

Minority Interest	-	739,452
Shareholders' Deficiency
Capital Stock	200,068	64
Additional Paid in Capital	3,243,326
Other Comprehensive Loss	(736,026)	(707,601)
Accumulated Deficit	(2,353,502)	(1,990,936)
	353,866	(2,698,473)

	$4,162,352	$4,877,069

Approved on Behalf of the Board:

/s/ Sass Peress	Director

/s/ Joel Cohen	Director

ICP Solar Technologies Inc.

Consolidated Interim Statement of Cash Flows
(Expressed in U.S. Funds)

(Unaudited)

	For the three months		For the six months
	ended July 31,		ended July 31,
	2006	2005	2006	2005

Funds Provided (Used) -

Operating Activities

Net loss	$(522,012)	$(211,617)	$(362,566)	$(370,301)
Amortization	79,312	97,102	156,390	195,162
Write down of capital assets	774	-	54,202
Foreign exchange	14,328	(54,969)	69,402	89,962
	(427,598)	(169,484)	(82,571)	(85,177)

Changes in non-cash operating elements
of working capital	(162,573)	(167,006)	(1,260,049)	411,247
	(590,171)	(336,491)	(1,342,621)	326,071

Financing Activities

Bank indebtedness	(756,098)	532,674	(78,846)	167,912
Long-term debt	-	(32,784)	-	(68,828)
Loan payable, director	505	(48)	35,327	12,570
Loan payable	1,326,060	-	1,500,000	-
Obligation under capital lease	(9,121)	(31,929)	(24,327)	(61,190)
Government grants payable	-	(97,403)	-	(109,598)
	561,345	370,510	1,432,154	(59,133)

Investing Activities

Additions to property and equipment	(1,767)	(1,655)	(1,767)	(131,896)
	(1,767)	(1,655)	(1,767)	(131,896)

Effect of Foreign Exchange on Cash Balances	30,593	(32,364)	(87,766)	(135,042)

Increase (Decrease) in Cash	-	-	-	-

Cash
Beginning of Period	-	-	-	-

End of Period	$-	$-	$-	$-

ICP Solar Technologies Inc.

Consolidated Interim Statements of Operations and Comprehensive Income
(Expressed in U.S. Funds)
(Unaudited)

	For the three months		For the six months
	ended July 31,		ended July 31,
	2006	2005	2006	2005

Net Sales	$2,174,439	$2,455,418	$4,843,200	$5,335,229

Cost of Sales	1,644,877	1,556,645	3,051,767	3,111,134

Gross Margin	529,562	898,773	1,791,433	2,224,095

Expenses
Selling, general and administrative	842,703	796,683	1,756,736	2,245,049
Amortization	77,079	195,161	143,252	98,061
Research and Development	12,968	147,831	18,301	65,723
Foreign exchange loss	55,074	89,962	69,402	144,931

	987,824	1,229,637	1,987,691	2,553,764

Operating Loss	(458,262)	(330,864)	(196,258)	(329,669)

Interest expense	63,750	-	166,308	182,237
Interest income	-	(15,261)	-	(15,261)
	63,750	(15,261)	166,308	166,976

Loss Before Income Taxes	$(522,012)	$(315,603)	$(362,566)	$(496,645)

Income Taxes	-	(103,986)	-	(126,344)

Net Loss	$(522,012)	$(211,617)	$(362,566)	$(370,301)

Other Comprehensive Income (Loss)

Foreign currency translation adjustment	39,820	(96,620)	(28,425)	(45,851)

Comprehensive Loss	$(482,192)	$(308,237)	$(390,991)	$(416,152)

ICP Solar Technologies Inc.

Consolidated Interim Statement of Shareholders' Deficiency
(Expressed in U.S. Funds)
For the Period Ended July 31, 2006 and 2005

(Unaudited)

			Additional	Cumulative Foreign	Accumulated	Total
	Common Stock		Paid-In	Currency Translation	Deficit	Shareholders'
	Shares	Amounts	Capital	Adjustment		Deficiency
Balance - January 31, 2005	100	$64	$-	$(360,850)	$(594,264)	$(955,050)

Foreign currency translation adjustment
for the period ended July 31, 2005				(45,851)		(45,851)

Net loss for the period - July 31, 2005					(370,301)	(370,301)
Balance - July 31, 2005	100	$64	$-	$(406,701)	$(964,565)	$(1,371,202)

Balance - January 31, 2006	100	$64	$-	$(707,601)	$(1,990,936)	$(2,698,473)

Recall and cancellation of issued	(60)	(38)				(38)
Class "A" shares

Issue of Class "A" shares in exchange	6,000	38				38
for Class "A" shares

Recall and cancellation of issued	(40)	(26)				(26)
Class "B" shares

Issue of Class "A" shares in exchange	4,000	26				26
for Class "B" shares

Class "A" shares sudivided on basis	(10,000)	(64)				(64)
of 1,656.6968 for Class "A" shares

Issue of Class "A" shares	16,566,968	64				64

Class "E" shares exchanged for	3,433,032	200,004	3,243,326			3,443,330
Class "A" shares

Foreign currency translation adjustment
for the period ended July 31, 2006				(28,425)		(28,425)

Net loss for the period - July 31, 2006					(362,566)	(362,566)
Balance - July 31, 2006	20,000,000	$200,068	$3,243,326	$(736,026)	$(2,353,502)	$353,866

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
For the Six Months Ended July 31, 2006
(Expressed in U.S. Funds)

1. Organization and Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and are prepared using the same accounting policies as outlined in note 3 of ICP Solar Technologies Inc. financial statements for the year ended January 31, 2006 and 2005. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six months ended July 31, 2006 are not necessarily indicative of the results that may be expected for the year ended January 31, 2007. The unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the ICP Solar Technologies Inc. audited financial statements for the years ended January 31, 2006 and 2005.

The Company is engaged in the business of manufacturing, assembling and distributing renewable solar energy products worldwide.

The consolidated financial statements include the accounts of the Company and its subsidiary companies. On consolidation, all material transactions and balances have been eliminated.

The financial statements are expressed in U.S. funds.

2. Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has reported an accumulated deficit of $2,353,502 as at July 31, 2006 and $1,990,936 for year ending January 31, 2006. To date, these losses and cash flow deficiencies have been financed principally through long-term debt and debt from related parties. Additional capital and/or borrowings will be necessary in order for the Company to continue in existence until attaining and sustaining profitable operations.

Management has continued to develop a strategic plan to develop a management team, maintain reporting compliance and establish contracts with clients. Management anticipates generating revenue through manufacturing and commercializing its products during the year. The Company has commenced the process of raising additional capital. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets and to meet its liabilities as they become due.

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
For the Six Months Ended July 31, 2006
(Expressed in U.S. Funds)

3. Bank Indebtedness

The Company has the following credit facilities:

A UK credit facility allowing for an operating line of credit of 161,000 (90,000 GBP) was extended by the UK Bank.

A Canadian credit facility requires the Canadian subsidiary to comply with certain financial covenants. As at July 31, 2006, the Canadian subsidiary was not in compliance therewith.

4. Related Party Transactions

During the six month period ended July 31, 2006, the Company incurred consulting expenses of approximately $35,300 from a current shareholder.

For the six month period ended July 31, 2006 the Company incurred salaries expenses of approximately $91,300 and $66,200 respectively paid to two executive shareholders.

5. Recent Corporate Developments Subsequent to Year-End

Subsequent to year end, the Company acquired the remaining preferred shares in its Canadian subsidiary company in exchange for 842,201 Class E shares of the Company, thereby becoming the 100% owner of the subsidiary company.

In addition, all issued common and preferred shares of the Company, were converted into 20,000,000 Class A shares, via share exchanges. 40 Class “B” shares were exchanged for 4,000 Class “A” shares. Class “E” shares were exchanged for Class “A” shares on a one for one basis. Immediately thereafter, Class “A” shares were subdivided into additional Class “A” shares on the basis of 1,656.968 Class “A” shares for each Class “A” share.

Further to an agreement entered into FC Financial Services Inc. (“FC Financial”), all of the issued and outstanding shares in the capital stock of the Company will be exchanged for exchangeable shares of FC Financial. The exchangeable shares will be exchangeable under various circumstances for common shares of FC Financial on a one-for-one basis. Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by the Company for the net monetary assets of FC Financial, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
For the Six Months Ended July 31, 2006
(Expressed in U.S. Funds)

5. Recent Corporate Developments Subsequent to Year-End (Cont’d)

recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, FC Financial are those of the legal acquiree, the Company, which are considered to be the accounting acquirer.

As part of the transaction, FC Financial will lend to the Company an amount of $1,500,000 which is convertible into Class “A” shares of the Company upon the closing of the transaction. In the event that the transaction does not close, the amount of $1,500,000 must be repaid by the Company no later than November 8, 2006.